Exhibit 99.2

August 2023 Investor Presentation

2 About This Presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential transaction (the “proposed transaction”) between CorpAcq Holdings Limited (“CorpAcq”) and Churchill Capital Corp VII (“Churchill”) and related transactions and for no other purpose . The information contained herein does not purport to be all inclusive and no representations or warranties, express or implied, are given in, or in respect of, this presentation or any other written or oral communication communicated to the recipient in the course of the recipient’s evaluation of CorpAcq and Churchill and their respective affiliates . The information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material . This presentation does not constitute ( i ) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of Churchill, CorpAcq, or any of their respective affiliates . You should not construe the contents of this presentation as legal, tax, accounting or investment advice or a recommendation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this presentation, you confirm that you are not relying upon the information contained herein to make any decision . The recipient shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in CorpAcq or Churchill or their respective affiliates . To the fullest extent permitted by law, in no circumstances will CorpAcq, Churchill or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq, Churchill or the proposed transaction . Please refer to the definitive merger agreement and other related transaction documents, when available, for the full terms of the proposed transaction . The general explanations included in this presentation cannot address, and are not intended to address, your specific investment objectives, financial situations or financial needs . The distribution of this presentation may also be restricted by law and persons into whose possession this presentation comes should inform themselves about and observe any such restrictions . The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non - public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the United States Securities Exchange Act of 1934 , as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), and that the recipient will neither use, nor cause any third party to use, this presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10 b - 5 thereunder . Forward - Looking Statements This presentation includes “forward - looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 . Forward - looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters . Churchill and CorpAcq have based these forward - looking statements on each of its current expectations and projections about future events . These forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics ;. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of CorpAcq’s and Churchill’s management and are not predictions of actual performance . Nothing in this presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . These forward - looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability . Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions . Many actual events and circumstances are beyond the control of Churchill and CorpAcq . These forward - looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq that may cause each of its actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements . Such risks and uncertainties include changes in domestic and foreign business changes in the competitive environment in which CorpAcq operates ; CorpAcq's ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy ; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of the COVID - 19 pandemic, to CorpAcq's business, projected results of operations, financial performance or other financial metrics ; expectations as to future growth in demand for CorpAcq's products and services ; CorpAcq's ability to maintain and develop its IT systems or data storage, including the security of its product offering, or anticipate, manage or adopt technological advances within its industry ; CorpAcq's reliance on its senior management team and key employees ; risks related to liquidity, capital resources and capital expenditures ; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries that CorpAcq may face ; assumptions or analyses used for CorpAcq's forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts ; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results ; the inability of the parties to successfully or timely consummate the proposed transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed transaction or that the approval of the shareholders of Churchill is not obtained ; the risk that shareholders of Churchill could elect to have their shares redeemed by Churchill, thus leaving the combined company insufficient cash to complete the transactions or grow its business ; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill following announcement of the proposed transaction ; failure to realize the anticipated benefits of the proposed transaction ; risks relating to the uncertainty of the projected financial information with respect to CorpAcq ; the effects of competition ; changes in applicable laws or regulations ; the ability of CorpAcq to manage expenses and recruit and retain key employees ; the ability of Churchill or the combined company to issue equity or equity - linked securities in connection with the proposed transaction or in the future ; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries ; and the impact of the global COVID - 19 pandemic or any future pandemic on CorpAcq, Churchill, the combined company’s projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks ; those factors discussed in Churchill’s Quarterly Reports filed by Churchill with the U . S . Securities and Exchange Commission (“SEC”) on Form 10 - Q and the Annual Reports filed by Churchill with the SEC on Form 10 - K, in each case, under the heading “Risk Factors,” as well as the factors summarized in this presentation under “Risk Factors” and other documents filed, or to be filed, with the SEC by Churchill . If any of these risks materialize or CorpAcq’s or Churchill’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward - looking statements . There may be additional risks that neither CorpAcq nor Churchill presently know or that CorpAcq and Churchill currently believe are immaterial that could also cause actual results to differ materially from those contained in the forward - looking statements . In addition, forward - looking statements reflect CorpAcq’s and Churchill’s expectations, plans or forecasts of future events and views as of the date of this presentation . CorpAcq and Churchill anticipate that subsequent events and developments will cause CorpAcq’s and Churchill’s assessments to change . However, while CorpAcq and Churchill may elect to update these forward - looking statements at some point in the future, CorpAcq and Churchill specifically disclaim any obligation to do so . These forward - looking statements should not be relied upon as representing CorpAcq and Churchill’s assessments as of any date subsequent to the date of this presentation . Accordingly, undue reliance should not be placed upon the forward - looking statements . An investment in CorpAcq or Churchill is not an investment in any of CorpAcq’s or Churchill’s past investments or companies or any funds affiliated with any of the foregoing . The historical results of these investments are not indicative of future performance of CorpAcq or Churchill, which may differ materially from the performance of past investments, companies or affiliated funds .

3 Financial Information The financial information contained in this presentation has been taken from or prepared based on the historical financial statements of CorpAcq for the periods presented . CorpAcq’s historical financial information is prepared in accordance with the generally accepted accounting practice in the UK (“UK GAAP”) . Such information has not been audited in accordance with Public Company Accounting Oversight Board (“PCAOB”) standards . Neither Churchill nor CorpAcq can assure you that, had the financial statements been compliant with Regulation S - X under the United States Securities Act of 1933 , as amended (the “Securities Act”), and the regulations of the SEC promulgated thereunder or audited in accordance with PCAOB standards, there would not be differences and such differences could be material . An audit of CorpAcq’s financial statements in accordance with PCAOB standards is in process and will be included in the registration statement relating to the proposed transaction . Furthermore, all financial information included in this presentation subsequent to December 31 , 2022 is preliminary and unaudited . CorpAcq's independent auditor has not reviewed or performed any procedures on the preliminary, unaudited financial results included in this presentation . Accordingly there may be material differences between the presentation of the financial information included in the presentation and in the registration statement . Certain monetary amounts, percentages and other figures included in this presentation have been subject to rounding adjustments . Certain other amounts that appear in this presentation may not sum due to rounding . Non - GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with UK GAAP including, but not limited to, Adjusted EBITDA, Free Cash Flow, EBITDA Margin, ROIC and certain ratios and other metrics derived therefrom . These non - GAAP financial measures are not measures of financial performance in accordance with UK GAAP or any other GAAP and may exclude items that are significant in understanding and assessing CorpAcq’s financial results . Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under UK GAAP or any other GAAP . You should be aware that CorpAcq’s presentation of these measures may not be comparable to similarly - titled measures used by other companies . CorpAcq believes these non - GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to CorpAcq’s financial condition and results of operations . CorpAcq believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing CorpAcq’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors . These non - GAAP measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non - GAAP financial measures . Industry and Market Data ; Trademarks This presentation also contains certain statistical data, estimates and forecasts that are based on independent industry publications or other publicly available information, as well as other information based on other third - party or internal sources . This information involves many assumptions and limitations, and you are cautioned not to give undue weight to such information . None of CorpAcq, Churchill or any placement agent has independently verified the accuracy or completeness of the information contained in the industry publications and other publicly available information . Accordingly, none of CorpAcq, Churchill or any placement agent makes any representation as to the accuracy or completeness of that information nor does CorpAcq, Churchill or any placement agent undertake to update such information after the date of this presentation . In addition, this presentation does not purport to be all - inclusive or to contain all of the information that may be required to make a full analysis of CorpAcq or the proposed transaction . You should make your own evaluation of CorpAcq and of the relevance and adequacy of the information and should make such other investigations as you deem necessary . The information contained in the third party citations referenced in this presentation is not incorporated by reference into this presentation . This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM, (c) or (r) symbols, but CorpAcq and Churchill will assert, to the fullest extent under applicable law, the right of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights . Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed transaction, CorpAcq or Churchill (or an affiliate of CorpAcq) is expected to file a registration statement on Form F - 4 or any other applicable form (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to Churchill’s shareholders in connection with Churchill’s solicitation for proxies for the vote by Churchill’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Churchill’s shareholders in connection with the completion of the proposed transaction . After the Registration Statement has been filed and declared effective, Churchill will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders as of the record date established for voting on the proposed transaction . This presentation does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction . Before making any voting or other investment decisions, Churchill’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus statement and any amendments thereto and, once available, the definitive proxy statement/prospectus, in connection with Churchill’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed transaction, as well as other documents filed with the SEC by Churchill in connection with the proposed transaction, as these documents will contain important information about CorpAcq, Churchill and the proposed transaction . Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed by Churchill with the SEC, without charge, at the SEC’s website located at www . sec . gov or by directing a written request to Churchill Capital Corp VII . at 640 Fifth Avenue, 12 th Floor, New York, NY 10019 . About This Presentation

4 Participants in the Solicitation CorpAcq, Churchill, Churchill Sponsor VII LLC and their directors and executive officers may be deemed participants in the solicitation of proxies from Churchill’s shareholders with respect to the proposed transaction . A list of the names of Churchill’s directors and executive officers and a description of their interests in Churchill is set forth in Churchill’s filings with the SEC (including Churchill’s prospectus related to its initial public offering filed with the SEC on February 16 , 2021 and Annual Reports filed by Churchill with the SEC on Form 10 - K) and are available free of charge at the SEC’s website located at www . sec . gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12 th Floor, New York, NY 10019 . Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the definitive proxy statement/prospectus when it becomes available . Shareholders, potential investors and other interested person should read the definitive proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions . You may obtain free copies of these documents from the sources indicated above . No Offer or Solicitation This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . This presentation is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or exemptions therefrom . INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN . ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE . Risk Factors For a description of certain risks relating to CorpAcq, including its business and operations, and the proposed transaction, we refer you to “Risk Factors” at the end of this presentation . Use of Projections This presentation contains certain financial forecast information of CorpAcq, including, but not limited to, estimated results for fiscal year 2023 , including Adjusted EBITDA, revenue and gross margin, and the Company's long - term business model . Such financial forecast information constitutes forward - looking information, and is for informational purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See "Forward - Looking Statements“ above and “Selected Risk Factors” at the end of this presentation . Actual results may differ materially from the results contemplated by the financial forecast information contained in this presentation, and inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . None of CorpAcq's or Churchill's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and, accordingly, neither of them have expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . In addition, the analyses of the CorpAcq and Churchill contained herein are not, and do not purport to be, appraisals of the securities, assets or business of CorpAcq or Churchill . About This Presentation

Today's Presenters

CorpAcq

Simon Orange



Founder & Chairman

- Established CorpAcq in 2006
- Current role includes identifying and negotiating acquisitions in conjunction with CorpAcq partners and driving funding, strategic development and partnership
- Has been involved in funding and managing businesses and has overseen the creation and growth of several ventures that have exited successfully
- Also a Founder, Investor, and Director of BOL Foods (a company supplying food products to major retailers)

David Martin



Chief Executive Officer

- Joined CorpAcq as the Finance Director in 2007 and was appointed as Chief Executive Officer in 2011
- Leads all operational matters for CorpAcq and is actively involved with subsidiary businesses
- Has had extensive involvement with the management and financial control of UK manufacturing businesses across numerous sectors
- Prior to joining CorpAcq, held a number of key positions within Nestle UK, Frank Roberts & Sons, Volex, and GEC

Stuart Kissen



Acquisitions & Investments

- Joined CorpAcq in 2019 as Acquisitions Manager
- Current role includes leading new business origination alongside structuring, negotiating, and executing acquisitions
- Began career at Goldman Sachs followed by 11 years at Glencore, ultimately as Head of Sugar Trading Globally
- Garnered commercial experience at Glencore managing a global physical and paper trading book as well as leading contract negotiations alongside complementary M&A activities

Churchill

Michael Klein



CHURCHILL CAPITAL VII

Chairman and CEO

- Founder and CEO of Churchill I-VII which have completed four business combinations to date
- Founder and managing partner of M. Klein and Company, which he founded in 2012
- Background in strategic advisory work was built during his 30+ year career, including more than two decades at Citi and its predecessors
- Previously CEO of Citi's institutional businesses, which had aggregate revenues of approximately $20 billion and 65,000 employees
- Served as a private advisor to the Government of the United Kingdom in responding to the financial market crisis

Source: CorpAcq and Churchill Capital Corp VII Management.

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CorpAcq to Go Public in Partnership With Churchill Capital VII

1. CorpAcq to go public via a business combination with Churchill Capital Corp VII (NYSE: CVII) in a transaction anticipated to create a **differentiated acquisition platform** that offers a compelling combination of **earnings growth and attractive risk-adjusted returns with a valuation of approximately 10x 2023E Adjusted EBITDA**

2. CorpAcq is a **corporate compounder anchored by a diversified portfolio of 41[(1)] small-to-medium sized enterprises (“SMEs”)[(2)]** within the UK that are **stable and profitable asset-rich businesses** with a recent history of **organic subsidiary-level profit growth[(3)] of 7%** and total Adj. EBITDA[(4)] growth of 17% from 2018 – 2022

3. In partnership with Churchill Capital Corp VII, CorpAcq expects to be able to accelerate its successful platform strategy by **increasing its capital deployment and acquisition pace**

4. Since 2006, CorpAcq has developed a track record as a **“preferred buyer” for well-established, founder-led SMEs** across the UK by maintaining autonomy within the businesses and investing for long-term performance

5. This **attractive transaction** structure **aligns interests** between CorpAcq’s management team and shareholders of the post-closing combined company and offers the potential opportunity for the newly public company to **pay a regular dividend from closing**

6. Business combination is expected to **close in late 2023 / early 2024** resulting in the opportunity for **Churchill Capital Corp VII investors to become CorpAcq shareholders**

7. **Strong shareholder alignment** as sponsors are expected to **forfeit and unvest more than 75%[(5)] of founder shares on day one** with additional revesting and earn-in hurdles significantly above deal price

(1) As of 7/31/2023. (2) SME defined by CorpAcq as business with 10-249 employees. (3) Organic growth is calculated as the aggregate growth of subsidiary-level profit, of subsidiaries that have been in the portfolio for at least one year beyond their year of initial acquisition. Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. (4) See appendix for definition of Adj. EBITDA and reconciliation to its most directly comparable GAAP metric. (5) Assumes sponsor to forfeit 15mm founder shares and unvest 7.4mm and 4.7mm founder shares at close that are subject to vesting share prices at or above $11.50 per share and $15.00 per share, respectively.

6

CHURCHILL CAPITAL VII | CorpAcq

The CorpAcq Platform

A diversified platform underpinned by a foundation of proven assets and supplemented by an acquisition engine that is expected to drive shareholder returns

Current Key Company Statistics[1]

41
Total Subsidiaries

>3.5k
Total Employees Across Subsidiaries

>30 years
Average Age of Subsidiaries

>6
Average Number of Years in Portfolio Across Subsidiaries

45 *Companies acquired*
3 *Sold at strong returns*[3]
4 *Management changes*

~$826mm
FY2022 Revenue

CorpAcq Engine For Value Creation

Stable, Cash-Generative Companies

+

Consistent and Accretive Acquisition Engine

Acquisition Engine

Acquisition Targets

~$25mm+
EBITDA acquired per year

Stable
Retained proven management team

Profitable
with ~15% EBITDA margin

Accretive
with +20%[2] *returns on investment*

CorpAcq's Funding Path

Self Funding → **Alcentra Capital / Asset Finance** → **Goldman Sachs Pref** → **Go Public**

Source: CorpAcq Management.
Note: Financials based on UK GAAP audits. Assumes USD:GBP exchange ratio of 1.286:1. (1) Company statistics are as of 7/31/2023 except for FY2022 Revenue. (2) Returns on investment for acquisitions are defined as operating income minus tax, interest and debt service divided by CorpAcq's cash investment. Return metrics for target acquisition are based on seven of CorpAcq's recently completed acquisitions between 2019-2023. (3) CorpAcq sold 3 businesses (Regency, Vista, M&S) for more than 10x total cash invested.

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CorpAcq's Acquisition Structure Focuses on Lowering Risk and Driving Returns

CorpAcq achieves consistently attractive returns on its deployed capital partially through its acquisition structures

Illustrative Sample Acquisition Structure

Acquisition Cost

(Mid-Single Digits EV / EBITDA multiple)

Acquisition Funding Sources

~50%	+	~25%	+	~25%
Cash		*Debt (at Subsidiary Level)*		*Performance-Linked Deferred Compensation*

Ability to drive +20%[(1)] return on cash investment from Day 1

Acquisition Structure Benefits

*Status as a **"preferred buyer"** enables CorpAcq to **purchase founder led SMEs for attractive multiples***

Immediate and growing
free cash flow[(2)] for dividend

Potential to add attractive returns on deployed capital

Entry to public markets can provide the potential for equity-linked compensation to help drive returns

Source: CorpAcq Management.
(1) Return on cash investment for acquisitions is defined as operating income minus tax, interest and debt service divided by CorpAcq's cash investment. Return metrics for target acquisition are based on seven of CorpAcq's recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results. (2) Free cash flow is defined as cash flow from operations minus net CapEx. See reconciliation in appendix for definition of net CapEx.

8

9 Historical Roadmap for Achieving Compounding Free Cash Flow & Dividend Growth Combining its diversified portfolio of stable companies and a low - risk, high cash return acquisition strategy has provided the b ase for dividend capacity (2) growth Organic GDP + top - line growth combined with operational support and exposure to essential UK end - markets Organic + Acquisition - driven growth Source: CorpAcq Management. (1) Free Cash Flow is defined as Cash Flow from Operations minus net CapEx. See reconciliation in appendix for definition of net CapEx. (2) Dividend capacity is defined as Free Cash Flow. CorpAcq’s Compounding Platform Strategy Has Delivered FCF Growth and Dividend Capacity Organic EBITDA Growth Long - Term EBITDA Growth Attractive M&A Platform Strong Free Cash Flow (1) Growth & Dividend (2) Potential Deep pool of founder - led SMEs in the UK

CorpAcq Today – Financial Overview[1]

CorpAcq has a record of organic top-line growth and cash flow generation driven by its acquisition strategy

Key Financial Metrics

16% / 4%
Revenue CAGR / Organic Revenue Growth[2,3]
(2018 – 2022)

17% / 7%
Adj. EBITDA CAGR / Organic Subsidiary-Level Profit[2,3]
(2018 – 2022)

~16%
Adjusted EBITDA Margin[4]
(2022)

18%
Adjusted Return on Invested Capital[5]
(2022)

Attractive and Diversified Business Mix

Subsidiary-Level Profit[6] (2022)



Other Subsidiaries
Top 10 Subsidiaries

Top 10 subsidiaries accounted for ~60% of total 2022 Subsidiary-Level Profit[6]

Historical Financial Performance

Revenue ($mm)



Revenue CAGR: 16%
Organic Revenue Growth: 4%
Resilience through COVID
451
615
615
722
826
951
FY18A
FY19A
FY20A
FY21A
FY22A
FY23E

Adj. EBITDA[2,3] ($mm)



Adj. EBITDA CAGR: 17%
Organic Subsidiary-Level Profit: 7%
70
86
84
118
129
152
FY18A
FY19A
FY20A
FY21A
FY22A
FY23E

Source: CorpAcq Management.
Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) Past performance is not an indication of future results. (2) Organic growth is calculated as the aggregate growth of revenue or subsidiary-level profit, as applicable, of subsidiaries that have been in the portfolio for at least one year beyond their year of initial acquisition. Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. (3) CAGR and organic growth are measured from FY2018 – FY2022. (4) Adj. EBITDA definition and reconciliation provided in appendix. (5) Adjusted ROIC calculated as Adjusted Net Operating Profit After Taxes / Total Invested Capital; reconciliation provided in appendix. (6) Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq.

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11 FY2022 Reported Incremental Contribution From FY2022 Acquisitons (1,3,6) FY2022 Run Rate Metrics (1) Acquisitions Signed YTD (2,3,6) Revenue ($mm) 826 25 850 80 Adj. EBITDA ($mm) 129 4 133 12 Adj. EBITDA Margin 16% 16% 16% 15% Source: CorpAcq Management. Note: 2022 reported financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards . Assumes USD:GBP exchange ratio of 1.286:1. (1) Assumes financials as if companies were acquired as of January 1, 2022. (2) Financials for 2023 acquisitions are based on FY2022 figures. (3) Subsidiary - level profit is measured as ea rnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq . (4) LOI signed with expectations to close in coming weeks. (5) Adj. EBITDA definition and reconciliation provided in appendix. (6) Revenue and subsidiary - level profit are based on CorpAcq man agement estimates. (7) Sum of FY2022 Adj. EBITDA for CorpAcq and incremental subsidiary - level profit from 2022 acquisitions. (5) (3) (3) (7) Portfolio Companies: 34 (as of January 1 st ) + 3 (acquired during year) Portfolio Companies: 37 CorpAcq’s Current Portfolio Performance Undisclosed (4)

Partnership With Churchill Capital Corp VII Anticipated to Help Unlock CorpAcq's Next Leg of Growth

CorpAcq	CHURCHILL CAPITAL VII
Founder-led, **scaled, profitable,** and diversified **compounder**	**Aligned interests** and **complementary skills** to CorpAcq's management team and shareholders
Established M&A playbook with flexible structures in a **large pool** for potential acquisitions	**Strong leadership team** with **extensive networks** of corporates, advisors and investors
Proprietary sourcing channels developed on the back of CorpAcq's strong reputation and trust	Access to **capital with potential to accelerate CorpAcq's growth** and its acquisition pace
Perpetual ownership horizon and **prudent leverage** focused on long-term value creation	Infrastructure to **assist CorpAcq and its portfolio companies** in their growth and value enhancement
Decentralized operational style empowering management teams and fostering autonomy	**Significant experience** in capital markets, M&A, and bringing leading companies public
Strong free cash flow(1) profile and potential ability to **pay dividend from closing**	Lineup of former executives of S&P 500 companies with **significant operational expertise across sectors**
Scalable model with a track record of **growth and resilience** through cycles	5 transactions closed with **$10+ billion of capital delivered**(2,3)

Source: CorpAcq and Churchill Capital Corp VII Management.
(1) Free Cash Flow is defined as Cash Flow from Operations minus net CapEx. See reconciliation in appendix for definition of net CapEx. (2) Past performance is not indicative of future results. (3) Represents trust proceeds (net of redemptions) plus incremental capital raised in connection with Churchill Capital Corp I, II, III, IV and CF Finance Acquisition Corp.

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CHURCHILL CAPITAL VII | CorpAcq

Opportunity to Own a Differentiated Growth Story

CorpAcq's profitable track record, growth runway, current industry positioning, lower-risk acquisition strategy, and cash flow generation to support dividends represent a differentiated investment opportunity

1. Platform For Value Creation

Portfolio of **41 companies** and growing

- **A** Low-risk strategy of acquiring businesses to **drive shareholder value**
- **B** Existing **diversified portfolio** of UK SMEs
- **C** Systematic approach for **targeted support**
- **D** **"Preferred buyer" status** with targets drives accretive values
- **E** Established, **reputable owner-manager** since 2006

+

2. Tangible Growth Drivers

L4Y Adj. EBITDA CAGR of **17%**

- **A** Consistent organic growth tied to **essential end-markets**
- **B** Established playbook and **tight parameters for acquisitions**
- **C** Access to capital designed to **accelerate acquisition pace**
- **D** Deep near- & long-term pipeline of attractive **local UK businesses**
- **E** Increase target size and **extend geographic reach to US**

3. Compelling Profile for Compounding Returns

Adj. EBITDA Growth + Acquisitions + Dividends = **Long-Term Shareholder Value**

- **A** Compelling financial profile designed to **deliver compounding returns**
- **B** **Attractive entry point** with a differentiated story
- **C** Potential for high **risk-adjusted return on cash investment**[(1)]
- **D** Potential **strong dividend yield** from closing
- **E** Management "skin in the game" ensures **alignment of interest post-closing**

Source: CorpAcq Management.

(1) Return on cash investment for acquisitions are defined as operating income minus tax, interest and debt service divided by CorpAcq's cash investment. Return metrics for target acquisition are based on seven of CorpAcq's recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results.

13

14 1 Platform for value creation 01

CHURCHILL CAPITAL VII | CorpAcq

1A

Proven Strategy to Drive Value Creation

CorpAcq's value creation ability has been refined since 2006 into a well-oiled acquisition and operations machine

Strategy		
Employs a lower-risk strategy to acquire stable and profitable founder-led SMEs with **operating track records**	**>30 years**[1] average age of companies	**Established** and **profitable**
Retention of founders and management teams **ensures continued entrepreneurial approach**	**Aligned interests with founder-sellers** post-acquisition	Drives **"preferred buyer"** status
Helps **drive organic growth** across portfolio	**~7%**[2,3] Organic subsidiary profit growth	**Cross-selling** opportunities
Leverages scale to **professionalize portfolio companies**	**Back office** support	**Deploy best practices** across portfolio
M&A track record and market reputation as a **"preferred buyer"**	**17%**[3] Adj. EBITDA growth	**>20%**[4] Return on cash investment

Source: CorpAcq Management.

Note: Financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards. (1) As of 6/30/2023. (2) Organic growth is calculated as the aggregate growth of revenue or subsidiary-level profit, as applicable, of subsidiaries that have been in the portfolio for at least one year beyond their year of initial acquisition. Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. (3) Growth is measured from 2018-2022. (4) Return on cash investment for acquisitions are defined as operating income minus tax, interest, and debt service divided by CorpAcq's cash investment. Return metrics for target acquisition are based on seven of CorpAcq's recently completed acquisitions between 2019-2023 and do not represent the performance of entire portfolio. Past performance is not indicative of future results.

15

16 Source: CorpAcq Management. (1) As of 7/31/2023. Select End Markets Served 41 (1) Portfolio companies and management teams Diversified and large end markets help contribute to overall portfolio risk mitigation Business & Management Diversity Residential Infrastructure Non - residential Manufacturing Chemicals Industrials Oil & Gas Repair & Remodel Transport Consumer Goods Portfolio of 41 businesses and counting creates diversification and helps mitigate risk through cycles 1B Diversified Portfolio of Strong UK SMEs

1C

CorpAcq's Systematic Support Drives Business Focus for Subsidiaries…

CHURCHILL CAPITAL VII | CorpAcq

Decentralized and scalable structure allows autonomy for portfolio companies while adding value

CorpAcq Organizational Overview


CorpAcq
CORPORATE ACQUISITIONS & INVESTMENTS
Simon Orange
Chairman
David Martin
CEO
Nick Cattell
CFO
Steve Scott
COO
Stuart Kissen
Acquisitions
Finance
Operations
Deal generation / acquisition team
Administration
Property and Leasing
Health and Safety
Purchasing
Investor Directors
Portfolio Companies

Allows founders to focus on and grow their business

How CorpAcq Helps in Professionalizing Businesses

1. **Investor Director appointed to the board of each portfolio business** to oversee and assist
2. A **strong, transparent, mutually beneficial relationship** built with the business through ongoing communication across teams
3. Monthly board meetings **attended by the Investor Director and COO** with the business
4. **Consistent reporting frameworks** and best practices developed since 2006
5. Access to bank accounts, Companies House and other key information points obtained to **ensure effective governance**

Source: CorpAcq Management.

17

CHURCHILL CAPITAL VII | CorpAcq

1C …And is Expected to Continue to Drive Top-Line Growth and Margin Expansion

Combination of revenue upside and back-office functions optimization across portfolio companies is key to bringing the business to the next level

Growth Levers

Subsidiaries	Example revenue synergy[1]
W.P.I. Group, Metcalfe, Filtermech, Olympus Engineering, Hessle	**New Customer / End Market Introduction** ✓ Facilitated knowledge and best-practice sharing by WPI allowing Metcalfe to diversify its workstreams into Civil Engineering ✓ FMG subcontracting specialist work to Olympus and Olympus leveraging machine supplier discounts negotiated by FMG, benefiting both companies ✓ Assisted Hessle in introducing an industrial forktruck division in 2012, now contributing ~19%[2] of revenues and contributing to ~100% subsidiary profit growth over 10 years[3]
Carrylift Group, DGP, Gray Forklift, Hessle, GM Leitch Materials Handling, Glass Craft, Shepley	**Cross Selling[1]** ✓ Carrylift, DGP, Gray, Hessle, and GM Leitch share marketing tools and engineering to win national contracts by offering coverage of the whole country ✓ Opportunities to offer a broader range to customers by drawing on the greater portfolio of equipment ✓ Glasscraft and Shepley cross sell glass for sealed units

Targeted Support

Subsidiaries	Example revenue synergy[1]
CorpAcq (Corporate Acquisitions & Investments)	✓ Utilizing economies of scale to acquire better prices for non-core purchases ✓ Bringing expertise to improve financing, R&D claims, business rates
Carrylift Group	✓ Re-engineering the business to focus on higher margin long-term hire (improved GM ~7%)[4] ✓ Restructured operations reducing overhead and depots, improving overall subsidiary profit by 55% and profit margin by ~10%[4]
KeyForensic Services Limited	✓ Changed management team ✓ Transitioned business from low volume and low margin customer base ✓ Invested in new kit and premises
CaviTech Solutions	✓ Developed management team ✓ Engaged in reviewing capacity from a ceiling of $10mm[5] turnover through investment and diversification

Source: CorpAcq Management. (1) Illustrative purposes only. Prior results not indicative of future performance. (2) Average % of annual revenue from FY2019-2022. (3) Growth is measured from FY2012-2022. (4) Subsidiary profit and margin improvement measured for the period of FY2019-2022. (5) Assumes USD:GBP exchange ratio of 1.286:1.

18

1D

"Preferred Buyer" Status on the Back of Management-Empowered Value Proposition

CHURCHILL CAPITAL VII | CorpAcq

CorpAcq's status as a "preferred buyer" status and patience is key to driving accretive acquisitions

Preserving the Entrepreneurial Spirit

- ✓ CorpAcq **focuses on keeping founder management teams in place** and allows them to **continue to execute successful business** strategy after acquisition
- ✓ Management teams can benefit from **CorpAcq's deep commercial experience,** portfolio knowledge, and best practices to **achieve next level growth**
- ✓ CorpAcq **supports investment into business and management for long-term performance**, rather than deploying quick, short-sighted, cost cutting initiatives often employed by trade buyers or PE firms
- ✓ Succession plans are established for each portfolio company to help **ensure smooth transition in management roles** post-retirement of founders

~17 years(1)	~80%(2)	~98%(3)
Average length of current management teams in place at select subsidiaries	Retained owner managers at acquisition still actively engaged in business	At least one member of underlying management still in place across portfolio post-acquisition

Forming deep relationships with and allowing independent businesses to execute their own strategy enables CorpAcq to purchase off-market assets for attractive multiples

"Preferred Buyer" Status

- **Strong reputation** paired with in-depth **industry and geographical knowledge**
- Strategic partner interested in **long-term performance** and **not forced to sell the business** to satisfy any PE-like fund returns
- Allows successful businesses to continue to **thrive independently**
- Support in business **professionalization**
- Opportunities to extract **operational synergies** via cross-fertilization with other portfolio companies

Source: CorpAcq Management.
(1) Based on subset of 22 subsidiaries with available data. (2) Portfolio company is considered to have vendors still in place post-acquisition if one of the original vendors is still engaged in some capacity; measured across all 41 current businesses. (3) Management is considered to be still in place post-acquisition if one of the original managers is still engaged in some capacity; measured across all 41 current businesses.

19

1E

Established and Reputable Owner & Management Team…

CHURCHILL CAPITAL VII | CorpAcq

Relationship-focused management team creates opportunities to find target companies through existing networks

1. **Highly qualified executive leadership team,** led by Simon Orange, who **identified the potential in the UK SME market** and founders' reluctance to sell to PE and trade buyers
2. Management form **deep relationships with subsidiaries**, understanding their vision and giving them autonomy in running their business – this allows management **to purchase off-market assets for attractive multiples**
3. Senior management brings together the **necessary commercial knowledge, extensive networks, and operational awareness** to make successful acquisitions

# of Years at CorpAcq

Name	Role	# of Years at CorpAcq
Simon Orange	Founder & Chairman	17 years
David Martin	Chief Executive Officer	16 years
Nick Cattell	Chief Financial Officer	10 years
Steve Scott	Chief Operating Officer	11 years
Stuart Kissen	Acquisitions & Investments	4 years
Graham Pilkington	Senior Investor Director	17 years
Owen Hyland	Head of Operational Finance	4 years
Mike Moore	Group Finance Manager	9 years
Paul Middlehurst	Group Health & Safety Officer	4 years
Paul Baird	Group HR Manager	8 years
Graham Young	Head of Properties & Leasing	13 years

Source: CorpAcq Management.

20

21 $70 $129 $25 $34 $ mm L4Y CAGR (%) +17% Reported + 7 % Average Subsidiary - Level Profit Growth (2) Adj. EBITDA Growth Breakdown History of Portfolio Build - Up Source: CorpAcq Management. Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. Assumes USD:GBP exchange ratio of 1.286:1. (1) Past performance is not an indication of future results. (2) Organic growth is b ased on the cumulative organic contribution from subsidiary - level profits from FY2018 – FY2022. Any subsidiary - level profit from the ini tial year acquired is included in M&A and growth thereafter is organic. (3) Acquisitions closed as of 7/31/2023. (4) LOI signed with expectations to close in coming weeks. 2007 – 12 2013 2014 2015 2016 2017 2018 2020 2022 2019 2021 2023 (3) 5 1 1 4 6 2 8 - 3 5 2 5 Paused acquisitions during Covid to focus and invest in portfolio companies Services Solutions FY18A Organic (2) M&A FY22A Strong organic growth compounded with disciplined M&A that has diversified and enhanced the CorpAcq platform 1E … With Track Record of Delivering Growth (1) Services Solutions Undisclosed (4)

22 2 Tangible upside levers 02

23 Accelerate growth via access to capital Target greater scale and new geographies Secular trends in core business Continue accretive M&A strategy Large pipeline of opportunities Scale the model to larger transactions and to the US Organic growth from existing businesses A E C Proven M&A playbook for compounding growth B Target - rich environment for growth via local UK businesses D Grow Core Initiatives Expand the Core: M&A and Targeted Support Accessing liquid, public markets capital Source: CorpAcq Management. Combination of strong organic foundation and M&A playbook aims to deliver compounding long - term performance 2A Multiple Opportunities to Drive Future Growth

CHURCHILL CAPITAL VII | CorpAcq

2A Supported by Attractive Industry Trends in the UK

Select End Markets Served

Residential	Industrials
Non-residential	Repair & Remodel
Infrastructure	Transport
Manufacturing	Oil & Gas
Chemicals	Consumer Goods

UK is a Large and Attractive Market

$3.2tn
2022 GDP

4.2%
2022-27E Nominal GDP CAGR

3.7%
2022 Unemployment Rate

5.5mm
Private Businesses

Favorable UK Industry Trends in CorpAcq's End-Markets

Key Underlying Macro Trends:

- SMEs have grown faster than total UK private business turnover[(1)]
- UK is seeing an acceleration in net migration into the region driven by non-EU nationals via special visa programs

UK Policy Growth Drivers:

- "Leveling Up": UK government investing in infrastructure that aims to support and drive job growth in the Northern region of the UK (where CorpAcq businesses operate)
- Example initiatives include:
  - ✓ Project Gigabit: $6.4bn to improve broadband capabilities across the UK, with disproportionate share of investment outside of London and the South
  - ✓ $6.1bn infrastructure investment in towns across the UK
  - ✓ Commitments to improve transport in eight cities outside of London, amounting to $7.3bn

Source: CorpAcq Management, UK Department for Business, Energy & Industrial Strategy, UK Parliament, IMF World Economic Outlook, April 2023, The Migration Observatory.
Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) SME defined by CorpAcq as business with 10-249 employees; growth measured from 2012-2022.

24

2B

Tried and Tested M&A Playbook

CHURCHILL CAPITAL VII | CorpAcq

CorpAcq has a strong investment methodology and track record

Established Acquisition Strategy

Acquisitions
- ✓ Generate self-originated, off-market acquisition opportunities
- ✓ Target strong companies with long operating histories

Targeted Support
- ✓ Retain existing management teams
- ✓ Support strategic direction
- ✓ Develop high operational efficiency

Reinvestment
- ✓ Reinvest for continued growth

Acquisition Criteria

- ✓ Founder-led profitable business with long operating history
- ✓ Strong management team, committed to next phase of growth
- ✓ High barriers to entry
- ✓ EBITDA in the range of \$1m – \$32m[3]
- ✓ Target EBITDA margin >15%
- ✓ Highly cash-generative
- ✓ Attractive entry EBITDA multiple to achieve 20% returns target

+ Excellent Execution

Phase 1:
- Review originated targets
- ↓ Stringent selection for diligence
- ↓ Offers

↓

Phase 2:
- Successfully acquired
- ↓ Onboarding
- ↓↑ Monitoring

= Attractive Portfolio Statistics

18
Acquisitions completed in the L5Y[1]

~\$3.7mm
Average subsidiary-level profit[2] in FY2022

16%
FY2022 Adjusted EBITDA margin[4]

18%
FY2022 Adjusted ROIC[4]

Source: CorpAcq Management.
Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) 18 acquisitions completed from FY2018 – FY2022. (2) Subsidiary-level profit is measured as earnings before interest, tax, depreciation and amortization and excludes management fees to CorpAcq. (3) EBITDA target is for a single acquisition with potential for multiple acquisitions in a fiscal year. (4) Definition and reconciliation is provided in the appendix.

25

CHURCHILL CAPITAL VII | CorpAcq

2C

Significant New Capital to Accelerate Growth

Churchill transaction provides capital to optimize CorpAcq's balance sheet and fuel future growth with a wider acquisition range

Capital Raised in Churchill Transaction

$592mm Cash in Trust[1,2]

Transaction Uses

1. Redeem preferred equity
2. De-lever / fund cash to balance sheet
3. Fund partial secondary to shareholders

Pro Forma Capital Structure[2] ($ in mm)

Gross Debt	**467**
Pro Forma Gross Debt / FY2023E Adj. EBITDA	*3.1x*
Pro Forma Cash[3]	199
Net Debt	**268**
Pro Forma Net Debt / FY2023E Adj. EBITDA	*1.8x*

Conservative Net Leverage	***1.8x*** *Net Leverage[2,3,4]*
Significant Dry Powder	***~$199mm*** *Cash on Balance Sheet[2,3]*

Source: CorpAcq and Churchill Capital Corp VII Management. Debt balances as of 5/31/2023, adjusted for acquisitions to be completed prior to July 31, 2023.
Note: Financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) CVII cash-in-trust was US $592mm as of May 16, 2023. (2) Assumes no additional redemptions. (3) Pro forma cash balance assumes $71mm as of May 31, 2023 plus cash from trust after subtracting fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257m of secondary proceeds; assumes no additional redemptions and a minimum of $129mm cash to the balance sheet before any secondary proceeds. (4) Net Leverage is calculated as Gross Debt – Pro Forma Cash / FY20223E Adj. EBTIDA. See appendix for the definition and reconciliation of Adj. EBITDA.

26

2D

Target-Rich Environment and Pipeline for Growth

CHURCHILL CAPITAL VII | CorpAcq

CorpAcq has a deep pool in their existing target areas to expand the business via acquisitions

Large White Space in the UK Private Business Market…

- ✓ There are a total of **~5.5mm** private sector businesses in the UK
  - # of private businesses grew at **c. 1.4%** over the last 10 years
  - Aggregate turnover is **~$5,400bn**
- ✓ Aligned with CorpAcq's subsidiaries in construction, manufacturing, industrials, oil & gas, transport, and consumer

UK Total Addressable Market of More Than 90k Potential Acquisition Targets


Total # of private businesses in the UK
# of registered SMEs
# of companies in CorpAcq's target sectors(1)
5.5mm
5.5mm
2.7mm
232k
>90k
Total # of SMEs (# of employees up to 250)
# of companies with turnover in the range of $13-154mm

…Fueling Acquisition Pipeline[2]


Current Prospects
Number: 36
EBITDA: $207mm
Active Dialogue
Number: 19
EBITDA: $76mm
Advanced Discussions
Number: 10
EBITDA: $47mm

Source: CorpAcq Management. UK National Statistics.
Note: Assumes USD:GBP exchange ratio of 1.286:1. (1) Includes (i) Construction, (ii) Professional, Scientific and Technical Activities, (iii) Administrative and Support Service Activities. (2) Pipeline status is as of 6/30/2023 and reflects prospective acquisitions not guaranteed to close or result in EBITDA gains for CorpAcq.

27

28 Opportunity Set Over Time Larger UK Opportunities US Expansion UK Core Opportunities Source: CorpAcq Management. CorpAcq has a deep set of potential targets in its core UK market and over time will also have the opportunity to expand into acquiring larger companies and companies in the US market 2E Target Larger Transactions and Scale Model to the US

29 3 Profile for compounding returns 03

Compelling Set-Up to Seek Compounding Returns

CHURCHILL CAPITAL VII | CorpAcq

CorpAcq's platform and upside levers provide several compelling opportunities that aim to compound returns to investors

3A	**Compelling Financial Profile** For Compounding	***Top-line Growth + Cash Flow Generation + Acquisitions + Dividends***
3B	**Attractive Entry Point** With Total Return Strategy	***Pro Forma Enterprise Value of $1.575bn(1)***
3C	**High Risk-Adjusted Cash Returns** Via Lower-Risk Acquisition Strategy	***Potential for >20% annual Return on Cash Investment(2)***
3D	**Strong Dividend Capacity[5]** Potential	***Target >50% Payout Ratio(3)***
3E	**Significant Skin-in-the-Game** of CorpAcq Management Ensures Alignment with Shareholders	***~46% Pro Forma Existing Ownership(4)***

Source: CorpAcq Management.

Note: Financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards. Assumes USD:GBP exchange ratio of 1.286:1. (1) See Proposed Transaction Overview page for further valuation details. (2) Return on cash investment for acquisitions are defined as operating income minus tax, interest and debt service divided by CorpAcq's cash investment. Return metrics for target acquisition are based on seven of CorpAcq's recently completed acquisitions between 2019-2023 and does not represent the performance of entire portfolio. Past performance is not indicative of future results. (3) Payout Ratio defined as % of (Cash Flow from Operations less net CapEx). See appendix for reconciliation of net CapEx. (4) Assumes no additional redemptions and redemption of CorpAcq preferred and up to $257mm of secondary proceeds after a minimum of £100mm cash to the balance sheet. Pro Forma ownership is not guaranteed and subject to change. (5) Dividend capacity is based on free cash flow.

30

31 Historical Roadmap for Achieving Compounding Free Cash Flow & Dividend Growth Organic GDP+ top - line growth combined with operational support and exposure to essential UK end - markets Organic + Acquisition - driven growth Source: CorpAcq Management. (1) Free Cash Flow is defined as Cash Flow from Operations minus net CapEx. See reconciliation in appendix for definition of net CapEx. (2) Dividend capacity is defined as Free Cash Flow. Organic EBITDA Growth Long - Term EBITDA Growth Attractive M&A Platform Deep pool of founder - led SMEs in the UK Strong Free Cash Flow (1) Growth & Dividend (2) Potential Combining its diversified portfolio of stable companies and a low - risk, high cash return acquisition strategy has provided the base for dividend capacity (2) growth Compounding Platform Strategy has Delivered FCF Growth and Dividend Capacity 3A

32 $174 $222 $213 $257 $295 $351 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E 39% 36% 35% 36% 36% 37% 15% 14% 14% 16% 16% 16% $70 $86 $84 $118 $129 $152 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E NA 36% 0% 17% 14% 15% $451 $615 $615 $722 $826 $951 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Revenue ( $ mm) & % Growth Adj. EBITDA ( $ mm) & Adj. EBITDA Margin (%) Gross Profit ( $ mm) & Gross Profit Margin (%) Adj. EBITDA Less CapEx (1) ( $ mm) & % Conversion $42 $50 $57 $83 $72 $99 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E 60% 58% 68% 70% 56% 65% Source: CorpAcq Management. Note: Historical financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards . FY 2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) CapEx includes net cash CapEx for tangible assets and CapEx funded by hire purchases excluding for one - time CorpAcq Property purchases . Management has consistently grown the CorpAcq platform with a focus on revenue and cash flow generation Top - Line Growth and Margin Expansion 3A

CHURCHILL CAPITAL VII | CorpAcq

3A

Capital Structure Overview

CorpAcq's capital structure post-transaction expected to optimize to pursue future acquisition targets

Illustrative Pro Forma Capitalization ($mm)

Assumes no additional redemptions

	Current[1]	Pro Forma[5]
Debt:		
Revolving Credit Facility	-	-
Existing Term Loan	257	-
Total Other Debt as of May 2023	196	196
New Term Loan Facility	-	257
Total Debt[1]	**453**	**453**
(+) Debt for Acquisitions since May 2023[2]	14	14
Adjusted Total Debt[3]	**467**	**467**
(-) Cash[1]	(71)	(199)
Adjusted Net Debt[4]	**396**	**268**

Net Leverage Based on FY2023 Adj. EBITDA

Assumes no additional redemptions



2.6x
1.8x
Current Net Leverage
Pro Forma Net Leverage

- Repayment of existing preferred and term loan facility as part of transaction
- Capital structure at close positions CorpAcq favorably to continue to pursue future attractive acquisition targets and expand its reach
- Pro forma net leverage reduced from 2.6x to 1.8x[3] based on FY2023E Adj. EBITDA of $152mm

Source: CorpAcq Management.
Note: Financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) Current balances are as of 5/31/2023. (2) Management estimate for debt assumed to complete acquisitions between 5/31/2023 and end of July 2023. (3) Adjusted total debt is debt balance as of 5/31/2023 plus any debt for acquisitions between 5/31/2023 and end of July 2023. (4) Adjusted net debt is adjusted total debt less cash balance as of 5/31/2023. (5) Pro Forma balances assume no additional redemptions from cash in trust and subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; actual available amount for secondary proceeds may vary depending on the amount of redemptions.

33

3B

Market Leadership Analysis – Key Comparable Companies Deep Dive

CHURCHILL CAPITAL VII | CorpAcq

Closest comparable companies have slightly different acquisition strategies based on industry, value-add, and multiples paid, but execution is a key factor

CorpAcq vs. Key Public Peers

	CorpAcq	ADDTECH	Indutrade	LIFCO	DIPLOMA	BEIJER • ALMA
Primary End-Markets						
Diversified Industrials	✓	✓	✓	✓	✓	✓
Trade						✓
Life Sciences			✓	✓	✓	
Other	✓	✓	✓			✓
Key Geographies	UK	Nordics, DACH, UK	Global (>30 Countries)	Global (>30 Countries)	North America, Europe, Australia	Europe, Asia, North America
M&A Approach						
# of Portfolio Companies	41 [(1)]	150	235	211	123	35
# of Acquisitions Per Year	~3	~10	~15	~10	~10	~5
Target Business Size	~$1-30mm EBITDA	~$5-15mm Revenue / ~$1-3mm EBITA	~$5-15mm Revenue / ~$1-3mm EBITA	~$1-40mm Revenue	~$1-35mm Revenue / ~$1-7mm EBIT	~$5-65mm Revenue / ~$1-7mm EBIT
Financial Metrics						
Equity Value ($mm)	$1,207 [(2)]	$5,049	$7,695	$9,183	$5,193	$1,098
3Y EPS CAGR ('19 - '22)	20.1% [(3)]	19.6%	21.7%	22.7%	16.0%	9.9%
LTM Dividend Yield	Dividend to commence at close	1.3%	1.2%	1.0%	2.3%	2.3%
TEV / FY2023E EBITDA	10.3x	18.8x	16.4x	17.9x	16.5x	11.3x
TEV / FY2024E EBITDA	NA	18.0x	15.8x	18.1x	15.1x	10.2x

Source: Company filings and websites; market prices as of 7/28/2023.
Note: CorpAcq FY2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) As of 7/31/2023. (2) Reflects CorpAcq post-money equity value at announcement. (3) Reflects net income CAGR (adjusted for non-controlling interest) rather than EPS.

34

35 Source: CorpAcq Management , FactSet market data as of 7/28/2023. Note: CorpAcq financials based on UK GAAP audits and has not been audited in accordance with PCAOB standards . (1) Period of FY2019 – FY2022. (2) Reflects net income CAGR (adjusted for non - controlling interest) rather than EPS. (3) 2.1x reflects pro forma net balance assuming no additional redemptions and after subtracting from fees & expenses excluding taxes, re demption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet. (4) ROIC for CorpAcq is calculated as Adjusted Net Operating Profit After Taxes / Total Invested Capital; reconciliation provided in appendix. Sales Growth EBITDA Growth EPS CAGR EBITDA Margin Net Debt / EBITDA ROIC FY2018 - FY2022 FY2018 - FY2022 3-Year (1) FY2022 FY2022 FY2022 16% 17% 20% 16% 3.1x / 2.1x 18% 17% 26% 20% 15% 1.2x 15% 13% 19% 22% 17% 1.9x 14% 16% 21% 23% 23% 1.5x 15% 22% 27% 16% 21% 1.3x 15% 7% 9% 10% 18% 2.0x 11% 15% 20% 18% 19% 1.6x 14% Comparables Average (2) (4) (3) Deep comparable universe creates a compelling starting point for CorpAcq’s entrance into the public markets Market Leadership Analysis – Key Financial Metrics 3B

36 NA 18.1x 18.0x 15.8x 15.1x 10.2x 12.2x 12.1x 10.6x 10.3x 18.8x 17.9x 16.5x 16.4x 11.3x 13.8x 13.2x 11.6x Total Enterprise Value / FY2023E EBITDA (1,2) Total Enterprise Value / FY2024E EBITDA (1,2) Source: FactSet market data as of 7/28/2023. (1) Metrics reflect non - GAAP financial measures. (2) Enterprise Value is based on fully diluted shares outstanding. (3) Based on Adjusted EBITDA European Compounders US Diversified Industrials Median: 16.5x Median: 13.2x Median: 15.8x Median: 12.1x Attractive Entry Valuation – Discount to Other Acquisitive Companies 3B (3)

37 8x 10x 12x 14x 16x 18x 20x 0% 5% 10% 15% 20% 25% 30% TEV / 2023E EBITDA Historical 3 - Year EPS CAGR Comparable Companies (1) : Valuation vs EPS Growth Source: FactSet as of 7/28/2023. (1) Comparable companies include those with positive L3Y EPS growth ( Beijer Alma, EMCOR, Diploma, Addtech , Indutrade , Johnson Controls, APi Group, and Lifco ). (2) Reflects net income CAGR (adjusted for non - controlling interest) rather than EPS . (3) EPS CAGR measures annual EPS growth from FY2019A - FY2022A. EPS is calculated as GAAP Net Income / fully diluted shares outs tanding. (4) Dividend capacity is defined as Free Cash Flow. CorpAcq’s Total Return Story Acquisitions at Mid - Single Digits EBITDA multiples have led to high cash returns and earnings growth Companies have been rewarded for execution and shareholder friendly growth CorpAcq’s focus on quality and strong, attainable cash returns has led to historical double - digit net income growth (2) With its partnership with Churchill Capital, CorpAcq aims to accelerate and expand its strategy and drive shareholder growth In addition to strong earnings growth potential, we expect CorpAcq will be able to pay regular dividends (4) to shareholders x 1 x 2 x 3 x 4 (3) (2) CorpAcq offers an opportunity to own a growth platform strategy that has generated high risk - adjusted returns at an attractive valuation Total Return Story Fueled by Acquisitions 3C

3D

Compelling Cash Profile Should Provide a Strong Capital Returns Story from Inception

CHURCHILL CAPITAL VII | CorpAcq

CorpAcq's strong cash generation aims to provide significant dividend capacity that is expected to grow with the portfolio

Historical Adj. EBITDA Less CapEx[(1)] & Conversion Rate

$mm



FY2020 – FY2022 Average Conversion Rate: ~65%
$84
$72
$118
$105
$129
$87
FY2020
FY2021
FY2022
Adj. EBITDA
Adj. EBITDA - Net CapEx

Conversion Rate (%)[(2)]

FY2020	FY2021	FY2022
68%	70%	56%

Framework for Dividend Potential

Run Rate EBITDA		Driven by Organic + Acquisition-Driven Growth
	×	
Average Conversion Rate[(3)]		~65%
	−	
Capital Structure Costs		Pro Forma Structure Provides Flexibility for Acquisition Funding
	=	
Strong Dividend Capacity		Driven by Meaningful Existing Cash Flow Generation
Compelling Initial Dividend Yield Potential		Attractive Yield to Peers

Source: CorpAcq Management.
Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. Adjusted EBITDA and net CapEx are Non-GAAP measures. See appendix for definition and reconciliation. Assumes USD:GBP exchange ratio of 1.286:1. (1) Net CapEx includes net cash spend for tangible assets and additions of tangible assets funded by hire purchases excluding for one-time CorpAcq Property purchases. (2) Conversion Rate % is Adj. EBITDA – CapEx / Adj, EBITDA. (3) Average Conversion Rate is based on the average conversion % from 2020-2022.

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CHURCHILL CAPITAL VII | CorpAcq

3E Proposed Transaction Overview

Illustrative Transaction Sources and Uses

$mm

Sources	Uses	
$592mm Cash in Trust[1,2]	1 Redemption of Preferred[3]	$158
	2 Estimated Fees & Expenses[4]	$55
	3 Cash to Balance Sheet	$129
	4 Secondary Proceeds[5]	$250

Illustrative Post-Money Valuation at Announcement

Post-Money Equity Value	$1,207
(+) Pro Forma Debt	$467
(–) Pro Forma Cash[6]	($199)
(+) Non-Controlling Interest[7]	$100
Post-Money Enterprise Value	$1,575

Transaction Highlights

- Expected refinancing of existing $257mm term loan facility
- Pro forma enterprise value of $1,575mm
- Excess cash to balance sheet expected to help fund future acquisitions
- Opportunity for the newly public company to pay a regular dividend from closing
- Transaction expected to close late 2023 / early 2024[8]

Source: CorpAcq Management.

Note: Financials based on UK GAAP audits and have not been audited in accordance with PCAOB standards. Assumes USD:GBP exchange ratio of 1.286:1. Debt balances as of 5/31/2023, adjusted for acquisitions expected to be completed prior to July 31, 2023. Assumes 15mm founder shares forfeited and excludes the impact of 7.4mm and 4.7mm founder shares that are unvested at close and subject to vesting if share price remains at or above $11.50 per share and $15.00 per share, respectively, for 15 of 60 days. Excludes warrants and potential earn-in shares. (1) CVII cash-in-trust was US $592mm as of May 16, 2023. (2) Assumes no additional redemptions. (3) Based on balance as of 5/31/2023 and adjusted for acquisitions expected to be completed prior to July 31, 2023; excludes required future interest and dividends; subject to change. (4) Excludes taxes. (5) Actual available amount for secondary proceeds may vary depending on the amount of redemptions. (6) Pro forma cash balance assumes $71mm as of May 31, 2023 plus cash from trust after subtracting from fees & expenses excluding taxes, redemption of CorpAcq preferred and then up to $257mm of secondary proceeds after a minimum of $129mm cash to the balance sheet; assumes no additional redemptions. (7) Non-Controlling interest is management's estimated cost to acquire any outstanding minority interests of its subsidiaries based on contractual agreements. (8) Transaction closing is subject to a minimum cash closing condition.

39

40 Differentiated opportunity to own a platform composed of UK SMEs with a proven acquisition model that generates high risk - adjusted cash returns supported by mature, stable businesses 1 Experienced management team that has executed and proven CorpAcq’s repeatable and scalable acquisition strategy 2 Attractive and successful SME acquisition strategy that can be augmented with a public currency to move into even deeper acquisition markets such as the US 3 Diversified portfolio of 41 (1) UK businesses serving various end - markets with proven resilience to economic cycles such as Brexit and Covid challenges 4 Profitable with strong top - line growth potential and cash flow generation allows for enhanced acquisition pace and dividend payouts to cultivate investor base 5 Attractive entry valuation for investors sets CorpAcq up for potential expansion as execution of strategy prevails and dividends grow 6 Opportunity to own an attractive and differentiated investment / acquisition platform that provides a compelling combination of top - line growth and profitability CorpAcq’s Compelling Public Investment Thesis (1) As of 7/31/2023.

41 Appendix

42 Source: CorpAcq Management. Illustrative Sample of Portfolio Companies Portfolio Company Description Key Markets Manufacturer of polythene packaging for industrial & food applications Retail, food & beverage Supplier of decorative aggregates, sand, gravel, slate and other stone products Residential and non - residential RMI Provider of logistics and trucking services Automotive, transportation, non - residential construction Casual clothing and footwear retailer Apparel retail Manufacturing of glass products for windows and roofs New build and RMI residential construction Group of sub - contracting manufacturers (machining, sheet metal and electroplating) Healthcare, transportation, and general industrials Contractor for heating and plumbing services New build residential construction Provider of equipment rental services New build residential construction Provider of industrial cleaning services, and recycling and disposal of both non - hazardous and hazardous waste General industrial Contractors for civil engineering, construction and surfacing works New build residential construction

Reconciliation of Non-GAAP Financials

CHURCHILL CAPITAL VII | CorpAcq

Commentary

1. One-time performance expense associated with equity capitalization
2. Transaction costs associated with equity capitalization
3. Deferred consideration payments paid in shares

EBITDA Adjustments Overview

$mm

	FY2018A	FY2019A	FY2020A	FY2021A	FY2022A	FY2023E
Revenue	**451**	**615**	**615**	**722**	**826**	**951**
Net Income	**2**	**12**	**0**	**22**	**25**	**35**
Net Income Margin [1]	*0%*	*2%*	*0%*	*3%*	*3%*	*4%*
Interest Expense	29	33	34	33	36	48
Tax Expense	5	5	5	14	9	11
Other Adjustments	(0)	(4)	(0)	0	-	-
Depreciation & Amortization	35	40	44	49	54	58
EBITDA	**70**	**86**	**83**	**117**	**124**	**152**
(1) Non-Recurring Capital Raise Costs	-	-	-	-	2	-
(2) Non-Recurring Legal and Insurance Costs	-	-	-	-	1	-
(3) Subsidiary Share-Based Compensation	-	-	1	1	1	-
Adjusted EBITDA [2]	**70**	**86**	**84**	**118**	**129**	**152**
Adjusted EBITDA Margin [3]	*15%*	*14%*	*14%*	*16%*	*16%*	*16%*

Source: CorpAcq Management.
Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) Net income margin is defined as net income / revenue. (2) Adjusted EBITDA is earnings before interest, taxes, depreciation and amortization adding back any one-time costs related to previous capital raises and share-based deferred compensation. (3) Adjusted EBITDA Margin is defined as Adj. EBITDA / revenue.

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44 FY2018A FY2019A FY2020A FY2021A FY2022A FY2023E Purchase of Tangible Fixed Assets 40 57 40 54 62 58 (-) Proceeds from Sale of Tangible Fixed Assets (20) (26) (22) (27) (25) (24) (+) Additions - Hire Purchase (1) 8 11 8 16 20 19 (-) One-Time Property Purchases - (6) - (7) - - Net CapEx 28 36 27 35 57 54 CapEx Calculations $ mm Source: CorpAcq Management. Note: Financial information based on UK GAAP audits and has not been audited in accordance with PCAOB standards. FY 2023E financials are estimates from CorpAcq Management. Assumes USD:GBP exchange ratio of 1.286:1. (1) Additions – Hire Purchase are non - cash additions of tangible assets funded by finance leases. ROIC Calculations FY2021A FY2022A EBIT 69 70 (+) Amortization 15 16 EBITA 83 85 (+) One-Time Costs - 4 Adj. EBITA 83 89 Tax Rate 19% 19% Adj. NOPAT 67 72 Shareholders Equity 34 40 (+) LT Debt 338 355 (+) ST Debt 70 89 (-) Cash (64) (77) Invested Capital 378 406 Adjusted ROIC 18% 18% Reconciliation of Non - GAAP Financials (Cont’d)

Selected Risk Factors

CHURCHILL CAPITAL VII | CorpAcq

Unless the context otherwise requires, all reference in this subsection to the "Company," "CorpAcq," "we," "us" or "our" refer to CorpAcq Limited and its subsidiaries. The risks presented below are some of the general risks to the business and operations of CorpAcq, Churchill Capital Corp VII ("Churchill") and the combined company following the consummation of the proposed transaction (the "Post-Combination Company") and are not exhaustive. The list below is qualified in its entirety by disclosures that will be contained in the future filings by the Company, Churchill, each of their respective affiliates or by third parties with the U.S. Securities and Exchange Commission (the "SEC"), including any documents filed in connection with the proposed transaction. The risks presented in such filings may differ significantly from and may be more extensive than those presented below. The list below is not exhaustive, and you are encouraged to perform your own investigation with respect to the business, financial condition and prospects of CorpAcq. You should carefully consider the following risk factors in addition to the information included in this presentation. CorpAcq may face additional risks and uncertainties that are not presently known to it or that it currently deems immaterial, which may also impair CorpAcq's business or its financial condition. These risks speak only as of the date of this presentation, and neither the Company nor Churchill undertake any obligation to update the disclosure contained herein. In making any investment decision, you should rely solely upon independent investigation made by you. You acknowledge that you are not relying upon, and have not relied upon, any of the summary of risks or any other statement, representation or warranty made by any person or entity other than the statements, representations and warranties of the Company and Churchill explicitly contained in any definitive agreement you enter into. You acknowledge that you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company and you have sought such accounting, legal and tax advice from your own advisors as you have considered necessary to make an informed decision.

Risks Related to the Company's Business and Industry

- We are subject to risks relating to economic disruptions, decreased market demand and other macroeconomic factors that are beyond our control, including the effect of the conflict between Russia and Ukraine, inflation and the COVID-19 pandemic.
- There are risks to our acquisition strategy, and there are no guarantees that we will be able to carry out acquisitions as planned, or with favorable conditions or at all.
- The acquisitions and investments we conduct could be unsuccessful or consume significant resources, which could adversely affect our operating results.
- We are subject to risks relating to due diligence of our acquisition targets, which may not identify all material risks relating to their businesses, and we may not realize the expected benefits of such arrangements.
- Competition for suitable acquisition targets may lead us to not being able to carry out future acquisitions at a reasonable cost or at all, which could adversely affect our operating results.
- Our growth and expansion strategy may not materialize as planned or at all.
- We are exposed to deficiencies related to our internal controls and decentralized organization, which may have an adverse effect on our operations and may lead to errors in the Post-Combination Company's financial reporting.
- We are dependent on cash flows from our portfolio companies.
- Many of our portfolio companies operate in sectors that are vulnerable to competition, and failure of our portfolio companies to adequately compete in their respective industries could have an adverse effect on our results of operations.
- We are a decentralized company and place significant decision-making authority, including decisions regarding operations, governance and finances, with our subsidiaries' management, which presents certain risks, and we may not always have visibility into or control over such decisions.
- We are subject to risks relating to partly owned portfolio companies.
- We are subject to risks relating to our information technology systems, financial accounting and other data processing systems, such as cybersecurity risks and risks related to data privacy.
- We are subject to risks relating to third-party suppliers, customers, contractors and subcontractors.
- We and our portfolio companies are subject to risks relating to increased prices of raw materials and disrupted supply chains, which may result in our portfolio companies being unable to purchase necessary materials at a reasonable price or at all, and may cause our portfolio companies to raise end consumer prices of any produces or services.
- Our insurance coverage, including any insurance coverage held by our portfolio companies, may not cover all potential losses and there are no guarantees that we or our portfolio companies can retain such insurance coverage at a reasonable cost or at all.
- Potential divestments of our portfolio companies may give rise to us becoming subject to additional risks and costs.
- We and our portfolio companies could be subject to increased regulation or changes in regulatory regimes which will impact our financial performance.
- The industries we serve can be seasonal, cyclical and affected by weather conditions, the combined effects of which can adversely impact our results of operations.
- A portion of our future growth is based on the ability and willingness of public and private entities to invest in infrastructure.
- Our business will be adversely affected if we are unable to protect our intellectual property rights from unauthorized use or infringement by third parties.
- Our results of operations may vary significantly from period to period due to fluctuations in our operating costs and other factors.
- Our operating and financial results forecast relies in large part on assumptions and analyses that we have developed. If these assumptions or analyses prove to be incorrect, our actual operating and financial results may be significantly below our forecasts.
- Our forecasts are predicated on maintaining our current acquisition pipeline. Failure to maintain this pipeline, or if acquisitions are different than we've predicted, our financial results may be negatively effected.

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Selected Risk Factors

CHURCHILL CAPITAL VII | CorpAcq

Risks Related to the Company's Employees and Human Resources

- There are no guarantees that we are able to retain and recruit key personnel, including our senior management, and other employees to meet current or future needs at all or at a reasonable cost.
- There are no guarantees that our portfolio companies will be able to retain and recruit key personnel, including senior management, and other employees to meet current or future needs at all or at a reasonable cost.
- We and our portfolio companies are subject to risks relating to workspace accidents, investigations and claims for compensation as a consequence of compliance deficiencies. We may also be subject to disruptions in the business due to work stoppage and strikes.
- Misconduct by our employees, subcontractors or partners or our overall failure to comply with laws or regulations could harm our reputation, damage our relationships with customers, reduce our revenue and profits, and subject us to criminal and civil enforcement actions.

Risks Related to Litigation and Regulation

- We are subject to evolving laws and regulations that could impose substantial costs, legal prohibitions or unfavorable changes upon our operations, and any failure to comply with these laws and regulations, including as they evolve, could result in litigation and substantially harm our business and results of operations.
- We are subject to risks relating to disputes and other legal proceedings that may be time consuming and costly.
- If we fail in complying with applicable data protection regulations, such as the GDPR, our compliance costs may increase and in the event of compliance deficiencies, we may become subject to significant fines and liable for damages.

Risks Related to Indebtedness and Financing Transactions

- We are subject to financing risks. There are no guarantees that we can meet our financing needs for our operations and future investments at a reasonable cost or at all.
- We will require a significant amount of cash to service our debt and our ability to generate cash depends on many factors beyond our control and any failure to meet our debt service obligations could materially adversely affect our business, results of operations and financial condition.
- We are subject to risks relating to increased interest rates and any adverse developments in the credit markets.
- Our failure to comply with the agreements relating to our outstanding indebtedness, including as a result of events beyond our control, could result in an event of default that could materially adversely affect our business, results of operations and financial condition.
- Our debt financing could adversely affect our ability to raise additional capital to fund our operations, limit our ability to react to changes in the economy or our industry and prevent us from meeting our obligations.

Risks Related to Tax

- Unanticipated tax laws or any changes in tax rates or in the application of the existing tax laws to us may adversely impact our results of operations.

Risks Related to Churchill

- If there are substantial redemptions of the cash available from the trust fund of Churchill, there will be a lower public float of outstanding shares of the Post-Combination Company, which may cause further volatility in the price of the Post-Combination Company securities and adversely impact its ability to secure financing following the closing of the proposed transaction.
- If there are substantial redemptions in connection with the proposed transaction, the Post-Combination Company may need to make significant adjustments to its business plan or seek additional capital. Depending on its available capital resources, the Post-Combination Company may need to delay or discontinue expected near-term expenditures, which could materially impact its business prospects, financial condition, results of operations and cash flows by limiting its ability to pursue some of its other strategic objectives.
- Securities of companies formed through transactions with special purpose acquisition companies such as ours may experience a material decline in price relative to the share price of such vehicle prior to the transaction.
- If Churchill is unable to effect an initial business combination by February 17, 2024, it will be forced to liquidate and Churchill's warrants will expire worthless.

Risks Related to the Post-Combination Company Following the Proposed Transaction

- If the proposed transaction's benefits do not meet the expectations of investors, stockholders or financial analysts, the market price of the Post-Combination Company's securities may decline.
- Investors will experience dilution as a result of the issuance of equity securities in the Post-Combination Company as consideration in the potential transaction and may experience dilution from additional sources in connection with and following the proposed transaction, including upon exercise of certain equity securities of the Post-Combination Company
- The Post-Combination Company's management team will have limited experience managing a public company.
- The Company and Churchill expect to incur significant transaction costs in connection with the proposed transaction. Whether or not the proposed transaction is completed, the incurrence of these costs will reduce the amount of cash available to be used for other corporate purposes by the Post-Combination Company.
- The requirements of being a public company may strain the Post-Combination Company's resources and distract its management, which could make it difficult to manage its business.
- The Post-Combination Company's ability to pay dividends to its shareholders will be restricted by applicable laws and regulations and any future determination relating to its dividend policy will be dependent on a variety of factors, including its financial condition, earnings, legal requirements, its general liquidity needs, and other factors that its board of directors deems relevant.

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